Ballantyne STRONG™

NYSE American: BTN

FIRST QUARTER 2022 RESULTS

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

BALLANTYNE STRONG AT A GLANCE



ENTERTAINMENT

Blockbusters Driving **Cinema Resurgence**; Announced IPO of Strong Global Entertainment



FOREST PRODUCTS

GreenFirst Forest Products **Top-Ten Lumber Producer** in Canada


FIREFLY
8P75

DIGITAL OUT-OF-HOME ADVERTISING

Equity Stake in Firefly, **Fast Growing** Street-Level Digital **Media Platform**



REINSURANCE & SPACs

FG Financial Group **Tightening Reinsurance Market; Two Closed SPAC Transactions**

FIRST QUARTER 2022 HIGHLIGHTS

CONSOLIDATED RESULTS YoY:

- Revenues increased 110%, due to strong demand for screens & technical services
- Gross Profit increased 116% to $2.5M from $1.2M
- Net loss from continuing operations improved to ($0.8M) from ($1.8M)
- Adjusted EBITDA* improved to ($0.2M) compared to ($1.1M)

*See Non-GAAP reconciliation to GAAP equivalent in appendix

Q1 2022 OPERATIONS

STRONG ENTERTAINMENT:

- Revenues rebounding to pre-Covid levels
- Launched Strong Studios with $9 million in minimum guarantees for projects commencing this summer
- Service revenues increased 114% YoY
- Eclipse immersive screen division showed continued growth

EQUITY HOLDINGS:

- **GreenFirst Forest Products Inc:** reported profitability in Q4 of 2021
- **FG Financial:** SPAC Platform completed two IPOs
- **Firefly:** Shortlisted for “Sales Team of the Year” by Campaign US Media Awards

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

3-TIER REVENUE STREAM



SCREENS

STRONG MDI SCREENS



SERVICES

STRONG TECHNICAL SERVICES



CONTENT

STRONG STUDIOS


THE
BATMAN
DC

2022 RELEASE SLATE STRONGEST IN YEARS


MARVEL STUDIOS
THOR
LOVE AND THUNDER


TOM CRUISE
TOP GUN
MAVERICK


AVATAR
2


THE EPIC CONCLUSION OF THE JURASSIC ERA
JURASSIC WORLD
DOMINION

LASER PROJECTION REPRESENTS A MULTI-YEAR INDUSTRY-WIDE UPGRADE CYCLE



Strong/MDI Screen Systems & Strong Technical Services have a preferred relationship with **Cinionic**, the world's leading provider of laser cinema solutions

AMC recently announced an agreement with Cinionic to install laser projectors in 3,500 of its U.S. auditoriums

GROWTH OPPORTUNITIES IN CINEMA & NON-CINEMA AS PREMIUM ENTERTAINMENT GAINS GLOBAL POPULARITY

Applications include:

- Theme Park Rides
- Flying Theaters
- Museums
- Aviation Training
- Military Training Simulators

STRONG DEMAND FOR TECHNICAL SERVICES

Service Revenue Increased 114% YoY


Q1 22
Q1 21
$2.0M
$0.9M

- **Leader by market share** in cinema managed services
- Cinemas outsourcing **driving demand**
- **Exclusive multi-year nationwide** managed services agreement with Marcus Theaters

STRONG TECHNICAL SERVICES


STRONG
STUDIOS
Develop, Produce and Distribute Feature Films and Television series for Streamers, Networks and Distributors globally

HITTING THE GROUND RUNNING

- 30-year industry veteran **David Ozer** appointed President
- Launching with more than **10 projects** in development
- IP slate acquisition and an initial distribution agreement with **Chicken Soup for the Soul Entertainment (CSSE)**
- Two scripted series, *Safehaven* and *Flagrant*, officially **greenlit for production in 2022**
  - CSSE provided a **guarantee of $9M** for worldwide rights for both series
- Creating **content library** and back-end upside
  - Acquired rights to produce first original feature film “The Tank Job”; Oscar nominee Alec Sokolow to direct from his script

BUSINESS HIGHLIGHTS
STRONG ENTERTAINMENT
EQUITY HOLDINGS
FINANCIAL REVIEW
APPENDIX

GREENFIRST

FOREST PRODUCTS

TSXV:GFP

~9% shareholder[1]

[1] As of 3.31.22

- Building a world-class forest products company
- Led by Fairfax Financial deal veteran **Paul Rivett** & industry veteran **Rick Doman**
- **Completed transformative acquisition** of Rayonier forest & paper product assets; establishing GreenFirst as a **top-ten lumber producer** in Canada
- Reported first full quarter operating its newly acquired forest products business in Q4 ’21 with **net income of $8M**
- Receiving support for relocation costs from Canadian government; approved for loans up to $17.2M

FG FINANCIAL GROUP INC.

NASDAQ: FGF, FGFPP

~25% shareholder[1]

[1] As of 3.31.22

FG Financial's SPAC Platform

Completed two IPOs in Q1 '22:

- FG Merger Corp. – $80.5M offering
- FG Acquisition Corp – $100M offering

These mark the third and fourth IPOs supporting FG Financial's SPAC strategy following the IPO of Aldel Financial which successfully completed its business combination with Hagerty in December 2021 and the IPO of FG New America Acquisition Corp. which successfully completed its business combination with Opportunity Financial "OppFi" in July 2021

Fast Growing Street-Level Digital Media Platform Using Dynamic Media on Taxis and Rideshare Vehicles


FIREFLY

Preferred shares valued at $13M[1]

BTN is one of their largest shareholders with Google Ventures and NFX

[1] As of 3.31.22


She's an athlete.
She's a fashion designer.
She's a mother.
She's a champion.
WHEATIES
4G30


BEER AT ITS PUREST
100% MALT, FIRST PRESS BEER
KIRIN ICHIBAN
一番搾り


Rice. Packed with the power of veggies.
RightRice

Mobility Targeted Advertising

- Advertisers investing heavily in street level advertising in order to align with **smarter mobility patterns**
- **Global Digital-Out-of-Home (DOOH) media revenue** expected to reach $25 billion in 2025[1]
- Firefly shortlisted for **Sales Team of the Year** by Campaign US Media Awards[2]
- Firefly has **powered 300+ innovative campaigns for leading brands** including Netflix, United, DoorDash, and Sales Force, to name just a few

[1] *pqmedia*, 08.31.21

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

CONSOLIDATED Q1 2022 SUMMARY

($ in thousands)

	Quarters Ended March 31,			
	2022	2021	Favorable (Unfavorable)	Favorable (Unfavorable) %
Revenue	$ 10,026	$ 4,772	$ 5,254	110.1%
Gross profit	2,511	1,160	1,351	116.5%
Gross margin %	25.0%	24.3%	0.7%	
SG&A	3,274	2,917	(357)	-12.2%
Loss from operations	(763)	(1,757)	994	56.6%
Unrealized gain on equity holdings	1,728	-	1,728	100.0%
Net loss from continuing operations	(802)	(2,514)	1,712	68.1%
Adjusted EBITDA*	757	(81)	838	1034.6%

- Revenue from products increased 118% over prior year, revenue from services up 114%
- Sales of projection equipment carry a lower gross margin %
- Increases in SG&A resulted from higher travel, marketing and commissions

*See Non-GAAP reconciliation to GAAP equivalent in appendix

STRONG ENTERTAINMENT TREND

($ in thousands)

	Q1-FY21	Q2-FY21	Q3-FY21	Q4-FY21	Q1-FY22
Revenue	$ 4,472	$ 5,828	$ 5,822	$ 9,766	$ 9,720
Gross profit	889	2,386	2,154	1,855	2,205
Gross margin %	19.9%	40.9%	37.0%	19.0%	22.7%
SG&A	1,136	1,017	1,126	1,794	1,595
(Loss) income from operations	(247)	1,369	1,028	61	610
Adjusted EBITDA*	(81)	497	641	189	757

- Revenue and profitability momentum from Q4 2021 continued into Q1 2022
- Excluding the impact of employee retention credits, gross margin % in Q2 2021 and Q3 2021 would have been 26.5% and 29.7%
- SG&A as a percentage of revenue continues to decline

*See Non-GAAP reconciliation to GAAP equivalent in appendix

BALANCE SHEET

($ in thousands)

	03/31/22	12/31/21	12/31/20
Assets			
Cash and cash equivalents and restricted cash	$ 8,283	$ 8,881	$ 4,787
Other current assets	13,062	12,894	9,274
Equity holdings	42,014	41,133	20,167
Film and television programming rights, net	2,253	-	-
Goodwill and intangible assets	971	1,011	1,291
Assets of discontinued operations	-	-	10,120
Other long-term assets	14,631	11,890	9,860
Total assets	**$ 81,214**	**$ 75,809**	**$ 55,499**
Liabilities			
Accounts payable & accrued expenses	$ 7,855	$ 7,239	$ 4,899
Deferred revenue and customer deposits	2,960	3,292	2,404
Short-term debt	3,353	2,998	3,299
Long-term debt	5,366	128	-
Lease liabilities	367	4,163	6,542
Liabilities of discontinued operations	-	-	7,967
Other liabilities	7,015	5,712	3,322
Total liabilities	**$ 26,916**	**$ 23,532**	**$ 28,433**
Stockholders' equity	**$ 54,298**	**$ 52,277**	**$ 27,066**
Total liabilities and stockholders' equity	**$ 81,214**	**$ 75,809**	**$ 55,499**

IN SUMMARY

- ✓ Strong Entertainment positioned well with 3-tier revenue stream & multiple growth drivers
- ✓ Equity holdings performing well
- ✓ Strong balance sheet
- ✓ Focused on long-term capital deployment

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES

This presentation may include forward-looking statements. Any statements contained herein regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, other than statements of historical facts, are forward-looking statements. The forward-looking statements included herein include or may include, but are not limited to, statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as “achieve,” “forecast,” “plan,” “propose,” “strategy,” “envision,” “hope,” “will,” “continue,” “potential,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “predict,” “intend,” “should,” “could,” “may,” “might,” or similar words, terms, phrases, or expressions or the negative of any of these terms. Any statements in this presentation that are not based upon historical fact are forward-looking statements and represent our best judgment as to what may occur in the future. Forward-looking statements involve a number of known and unknown risks and uncertainties, including, but not limited to, those discussed in the “Risk Factors” section contained in Part I, Item 1A in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. New risk factors emerge from time-to-time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

This presentation also contains references to non-GAAP financial measures. In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes stock-based compensation, severance, equity method income (loss), foreign currency transaction gains (losses), transactional expenses and other cash and non-cash charges and gains. Adjusted EBITDA is used internally in planning and evaluating the Company's operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA should not be considered as an alternative to net loss or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company's performance. Adjusted EBITDA has limitations as analytical tools, and you should not consider it in isolation, or as substitutes for analysis of our results as reported under GAAP, including: (i) it does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments, (ii) it does not reflect changes in, or cash requirements for, our working capital needs, (iii) it does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt, (iv) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements, (v) it does not adjust for all non-cash income or expense items that are reflected in our statements of cash flows, (vi) it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations, and (vii) other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures.

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA

($ in thousands)

	Three Months Ended March 31,	
	2022	2021
Net income	$ (802)	$ 11,811
Net loss (income) from discontinued operations	-	(14,325)
Net loss from continuing operations	(802)	(2,514)
Interest expense, net	53	77
Income tax expense	350	69
Depreciation and amortization	366	274
EBITDA	(33)	(2,094)
Stock-based compensation expense	194	314
Equity method holding loss	820	769
Unrealized gain on equity holdings	(1,728)	-
Foreign currency transaction loss	342	(16)
Gain on property and casualty insurance recoveries	-	(148)
Severance and other	222	102
Adjusted EBITDA	$ (183)	$ (1,073)

RECONCILIATION OF STRONG ENTERTAINMENT NET INCOME TO ADJUSTED EBITDA

($ in thousands)

	Strong Entertainment Quarters Ended				
	Q1 - 2021	Q2 - 2021	Q3 - 2021	Q4 - 2021	Q1 - 2022
Net (loss) income	$ (608)	$ 641	$ 7,685	$ 773	$ 735
Interest expense, net	24	36	25	23	24
Income tax expense	63	17	2,327	350	311
Depreciation and amortization	236	235	216	223	213
EBITDA	(285)	929	10,253	1,369	1,283
Equity method holdings loss	353	383	414	-	-
Realized gain on equity holdings	-	-	(1,689)	-	-
Unrealized gain on equity holdings	-	-	(7,648)	(1,190)	(868)
Loss on disposal of assets and impairment charges	-	-	-	-	-
Foreign currency transaction (income) loss	(16)	234	(162)	10	342
Employee retention credit	-	(1,049)	(527)	-	-
Gain on property and casualty insurance recoveries	(148)	-	-	-	-
Severance and other	15	-	-	-	-
Adjusted EBITDA	$ (81)	$ 497	$ 641	$ 189	$ 757